UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

MYOS RENS TECHNOLOGY INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53298	90-0772394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Horsehill Road, Suite 106 Cedar Knolls, New Jersey	07927
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (973) 509-0444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 Series A Preferred Stock Purchase Rights, $0.001 par value	MYOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported on a Current Report on Form 8-K filed by MYOS RENS Technology Inc. (the “Company”) on November 15, 2019, the Company received a notice (the “Notice”) from the Staff of the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) on November 12, 2019, indicating that, based upon the Staff’s determination, the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1) because, based on the reported total stockholders’ equity in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, the Company did not have a minimum of $2,500,000 in stockholders’ equity for continued listing on Nasdaq (the “Stockholders’ Equity Requirement”). Specifically, the Company’s total stockholders’ equity as of the quarter ended September 30, 2019 was approximately $2,365,000, or approximately $135,000 less than the Stockholders’ Equity Requirement. On December 27, 2019, the Company submitted a plan of compliance for the Staff’s review and the Staff accepted the plan and granted the Company an extension to provide evidence of compliance with the Stockholders’ Equity Requirement by May 14, 2020.

On March 5, 2020, the Company completed a private placement pursuant to which it sold shares of common stock to a group of accredited investors and received cash proceeds of approximately $1,030,000 and retired $825,000 of an outstanding promissory note. On May 6, 2020, the Company filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and reported approximately $2.6 million of stockholders’ equity. Accordingly, the Company believes that it has satisfied compliance with the Stockholders’ Equity Requirement as of the date of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOS RENS TECHNOLOGY, INC.

Dated: May 8, 2020	By:	/s/ Joseph Mannello
	Name:	Joseph Mannello
	Title:	Chief Executive Officer